361 Domestic Long/Short Equity Fund

Investor Class – ADMQX

Class I – ADMZX

Class Y – ADMWX

361 Global Long/Short Equity Fund

Investor Class – AGAQX

Class I – AGAZX

Class Y – AGAWX

Each a series of Investment Managers Series Trust

Supplement dated July 20, 2022, to the

Prospectus and Statement of Additional Information (“SAI”),

both dated March 1, 2022.

Effective immediately, Dennis Bein will no longer serve as portfolio manager to the 361 Domestic Long/Short Equity Fund and 361 Global Long/Short Equity Fund. Accordingly, all references in the Prospectus and SAI to Mr. Bein are hereby deleted. Harindra de Silva and Ryan Brown will continue to serve as portfolio managers of the 361 Domestic Long/Short Equity Fund and Harindra de Silva and David Krider will continue to serve as portfolio managers of the 361 Global Long/Short Equity Fund.

Please file this Supplement with your records.